UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2019
____________________

LIMBACH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Waterfront Place, Suite 201, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 359-2100

Not Applicable

(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Executive Vice President and Chief Financial Officer

On September 29, 2019, the Board of Directors (“Board”) of Limbach Holdings, Inc. (the “Company”) approved, and the Company publicly announced on September 30, 2019, the election of Jayme L. Brooks, age 48, to the position of Executive Vice President and Chief Financial Officer of the Company, effective October 1, 2019. Mrs. Brooks served as Executive Vice President and Chief Financial Officer of Capstone Turbine Corporation, a publicly traded manufacturer of microturbine energy systems, from April 2019 until September 2019, and as its Chief Financial Officer and Chief Accounting Officer from April 2015 to April 2019. Previously, Mrs. Brooks also served as Vice President of Financial Planning and Analysis, Interim Chief Accounting Officer and Director of Financial Reporting of Capstone Turbine Corporation. Previously, she served as Vice President and Controller of Computer Patent Annuities North America LLC, a company providing solutions for intellectual property management, including renewal services, software tools and portfolio management. Mrs. Brooks holds a Bachelor of Arts degree in Business Economics from the University of California at Santa Barbara and a Master of Business Administration degree from the Fuqua School of Business at Duke University. Mrs. Brooks is a Certified Public Accountant (active) licensed in California and a member of Financial Executives International.

Additionally, Mrs. Brooks has also been designated as the Company’s principal financial officer and principal accounting officer, effective on October 1, 2019, and on September 29, 2019, Mr. John T. Jordan, Jr., Chief Financial Officer has resigned his position with the Company and the responsibilities as the Company’s principal financial officer and principal accounting officer, effective September 30, 2019.

In connection with her employment with the Company, pursuant to the terms of an offer letter dated September 29, 2019, Mrs. Brooks will receive an annual base salary of $365,000, a $1,000 per month automobile allowance, and reimbursement of reasonable out-of-pock business expenses in accordance with the Company’s written policies with respect to such matters. Mrs. Brooks is also eligible to receive an annual bonus based upon her performance and the Company’s operating results during each year, of up to 50% of her then current base salary and based upon achievement of objectives to be mutually agreed upon. For fiscal year 2019, Mrs. Brooks will be eligible for such annual bonus up to 1/4th of the ordinary amount. The achievement of goals and milestones will be determined in the sole discretion of the Board or a Compensation Committee of the Board (the “Compensation Committee”). Subject to the Company’s policies and procedures, the Company will also reimburse Mrs. Brooks for customary relocation expenses.

In addition, as a material inducement to Mrs. Brooks to enter into employment with the Company, the Offer Letter provides that Mrs. Brooks will be granted a restricted stock unit awards (the “RSU Award”), which represent the contingent right to receive up to an aggregate of 54,215 shares of common stock, $0.0001 par value per share (the “Common Stock”). 42,215 shares of Common Stock under the RSU Award vest on the one-year anniversary of Mrs. Brooks’ start date and 6,000 shares of Common Stock under the RSU Award will vest in equal annual installments on December 31, 2020, 2021 and 2022, subject to Mrs. Brooks’ continuous service with the Company through each such vesting date. The remaining 6,000 shares of Common Stock subject to the RSU Award will vest upon the achievement of cumulative adjusted EBITDA of the Company of at least $75,000,000 for fiscal years 2019, 2020 and 2021 (the “Performance Milestone”), subject to Mrs. Brooks’ continuous service with the Company through the certification by the Compensation Committee of the Board of Directors of the Company of the achievement of the Performance Milestone, if applicable. The RSU Award is subject to the terms and conditions of the applicable restricted stock unit award agreement under the Company’s Amended and Restated Omnibus Incentive Plan.

The Offer Letter also provides that, if Mrs. Brooks’ employment is terminated for reasons other than her Resignation, death, disability or Good Cause, she will be entitled to severance pay equal to (i) all previously earned and accrued but unpaid base salary up to the date of termination, (ii) a portion of any annual incentive plan payment earned during the year of termination pro-rate based upon the number of days actually employed during such year, and (iii) base salary and health benefits through the date that is 12 months from the date of such termination.

The foregoing descriptions are qualified in their entirety by the full text of the Offer Letter, which is filed herewith as Exhibit 10.1, and incorporated herein by reference.

There are no family relationships between Mrs. Brooks and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. There are no transactions in which Mrs. Brooks has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On September 30, 2019, the Company issued a press release announcing, among other things, the election of Mrs. Brooks to the position of Executive Vice President and Chief Financial Officer of the Company. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Offer Letter, dated September 29, 2019, between the Company and Jayme Brooks.

99.1	Press release, dated September 30, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMBACH HOLDINGS, iNC.

	By:	/s/ Charles A. Bacon, III
Name: Charles A. Bacon, III
Title: Chief Executive Officer

Dated: September 30, 2019